March 28, 2013

Kellner Merger Fund

A series of Advisors Series Trust

Class A
Institutional Class

Supplement to the Summary Prospectus dated September 26, 2012 and
Prospectus and Statement of Additional Information (“SAI”)
dated June 29, 2012, as supplemented September 26, 2012

The Board of Trustees of Advisors Series Trust, at the request of Kellner Management, L.P., investment adviser to the Fund, has approved the removal of the Fund’s redemption fee.  Accordingly, effective as of the date of this Supplement, the Fund will no longer charge a redemption fee.  Please disregard all references to the redemption fee in the Summary Prospectus, Prospectus and SAI.

Additionally, to provide specific circumstances under which the Fund’s investment minimums may be waived, the section titled “General Polices” beginning on page 29 of the Prospectus is hereby deleted and replaced with the following:

General Policies
Some of the following policies are mentioned above.  In general, the Fund reserves the right to:

•	Refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;

•
Reject any purchase request for any reason.  Generally, the Fund will do this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading);

•
Redeem all shares in your account if your balance falls below the minimum investment amount due to redemption activity.  If, within 30 days of the Fund’s written request, you have not increased your account balance, you may be required to redeem your shares.  The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV;

•	Delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund; and

•	Reject any purchase or redemption request that does not contain all required documentation.

Additionally, the Fund’s minimum investment requirements may be waived for the following types of shareholders:

•
current and retired employees, directors/trustees and officers of the Trust, the Advisor and its affiliates and certain family members of each of them (i.e., spouse, domestic partner, child, parent, sibling, grandchild and grandparent, in each case including in-law, step and adoptive relationships);

•	any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Advisor and its affiliates;

•
current employees of the Transfer Agent, broker-dealers who act as selling agents for the Fund, intermediaries that have marketing agreements in place with the Advisor and the immediate family members of any of them;

•	existing clients of the Advisor, their employees and immediate family members of such employees;

•	registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund’s distributor;

•	qualified broker-dealers who have entered into an agreement with the Fund’s distributor; and

•
individual accountholders of a financial intermediary that charges an ongoing fee for its services or offers shares through a no-load network or platform, provided the aggregate value of such accounts invested in Institutional Class shares is at least $100,000 or is anticipated by the Adviser to reach $100,000.

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Please retain this Supplement with your
Summary Prospectus, Prospectus and SAI for future reference.